Winthrop Realty Trust
Supplemental Operating and Financial Data
for the Nine Months Ended September 30, 2010

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations Analysis	4
Consolidated Statements of Cash Flows	5
Selected Balance Sheet Account Detail	7
Schedule of Securities Carried at Fair Value	8
Schedule of Loans Assets	9
Schedule of Capitalization, Dividends and Liquidity	11
Net Operating Income from Consolidated Properties	12
Schedule of Interest and Dividends	13
Consolidated Properties – Selected Property Data	14
Equity Investments – Selected Property Data	17
Consolidated Properties – Operating Summary	19
Equity Investments – Operating Summary	20
Reconciliation of Non-GAAP financial measures of income to net loss attributable to Common Shares	21
Definitions	22
Investor Information	23

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2009
ASSETS
Investments in real estate, at cost
Land	$21,460	$20,659	$20,659	$20,659
Buildings and improvements	236,500	229,132	229,046	228,419
	257,960	249,791	249,705	249,078
Less: accumulated depreciation	(34,416)	(33,279)	(32,775)	(31,269)
Investments in real estate, net	223,544	216,512	216,930	217,809

Cash and cash equivalents	102,919	37,913	76,591	66,493
Restricted cash held in escrows	8,889	8,574	7,753	9,505
Loans receivable, net	77,964	53,395	25,516	26,101
Accounts receivable, net of allowances of $293, $430, $545, and $565, respectively	12,560	11,870	13,245	14,559
Securities carried at fair value	29,893	43,754	45,528	52,394
Loan securities carried at fair value	6,454	4,673	1,048	1,661
Available for sale securities, net	-	-	210	203
Preferred equity investment	3,972	3,951	3,992	4,012
Equity investments	92,691	82,907	73,010	73,207
Lease intangibles, net	24,496	23,218	23,926	22,666
Deferred financing costs, net	1,217	1,366	1,370	1,495
Assets held for sale	3,096	2,180	3,134	3,087
Deposits	-	4,100	-	-
TOTAL ASSETS	$587,695	$494,413	$492,253	$493,192

LIABILITIES
Mortgage loans payable	$211,773	$213,375	$214,977	$216,767
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009	21,300	21,300	21,300	21,300
Revolving line of credit	25,450	-	-	-
Accounts payable and accrued liabilities	9,852	8,670	6,722	7,401
Dividends payable	4,424	3,481	3,474	3,458
Deferred income	33	38	43	48
Below market lease intangibles, net	2,348	2,514	2,679	2,849
TOTAL LIABILITIES	275,180	249,378	249,195	251,823

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference, 144,000, 144,000, 144,000 and 544,000 shares authorized and outstanding September 30, 2010, June 30, 2010 March 31, 2010 and December 31, 2009, respectfully	3,221	3,221	3,221	12,169
Total non-controlling redeemable preferred interest	3,221	3,221	3,221	12,169

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Common Shares, $1 par, unlimited shares authorized; 26,981,888, 21,181,499, 21,137,268, and 20,375,483 issued and outstanding at September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively	26,982	21,181	21,137	20,375
Additional paid-in capital	569,121	507,440	506,876	498,118
Accumulated distributions in excess of net income	(300,219)	(299,584)	(300,660)	(301,317)
Accumulated other comprehensive loss	(93)	(73)	(40)	(87)
Total Winthrop Realty Trust Shareholders’ Equity	295,791	228,964	227,313	217,089
Non-controlling interests	13,503	12,850	12,524	12,111
Total Equity	309,294	241,814	239,837	229,200
TOTAL LIABILITIES AND EQUITY	$587,695	$494,413	$492,253	$493,192

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenue
Rents and reimbursements	$9,298	$10,140	$28,162	$30,609
Interest and dividends	4,948	2,496	11,747	6,462
	14,246	12,636	39,909	37,071
Expenses
Property operating	1,812	1,990	5,585	5,492
Real estate taxes	952	674	2,012	1,968
Depreciation and amortization	2,393	2,598	7,092	7,987
Interest	3,809	4,169	11,126	12,745
Provision for loss on loans receivable	-	-	-	2,152
General and administrative	2,300	1,820	6,123	5,137
State and local taxes	7	14	107	211
	11,273	11,265	32,045	35,692
Other income (loss)
Earnings (loss) from preferred equity investments	85	86	253	(2,108)
Equity in (loss) earnings of equity investments	(409)	211	(1,328)	(100,201)
Gain (loss) on sale of securities carried at fair value	(185)	676	588	3,274
Unrealized gain on securities carried at fair value	2,490	12,578	4,280	14,010
Impairment loss on real estate loan available for sale	-	-	-	(203)
Gain on extinguishment of debt	-	445	-	5,682
Unrealized gain on loan securities carried at fair value	581	-	3,593	-
Interest income	17	31	94	145
	2,579	14,027	7,480	(79,401)

Income (loss) from continuing operations	5,552	15,398	15,344	(78,022)

Discontinued operations
Income (loss) from discontinued operations	(1,569)	74	(2,160)	201

Consolidated net income (loss)	3,983	15,472	13,184	(77,821)
Income attributable to non-controlling interest	(175)	(315)	(595)	(651)
Net income (loss) attributable to Winthrop Realty Trust	3,808	15,157	12,589	(78,472)
Income attributable to non-controlling redeemable
preferred interest	(59)	-	(230)	-
Net income (loss) attributable to Common Shares	$3,749	$15,157	$12,359	$(78,472)

Comprehensive income (loss)
Consolidated net income (loss)	$3,983	$15,472	$13,184	$(77,821)
Change in unrealized gain on available for sale securities	-	10	2	21
Change in unrealized gain (loss) on interest rate derivative	(20)	141	(8)	406
Change in unrealized loss from equity investments	-	-	-	26,174
Comprehensive income (loss)	$3,963	$15,623	$13,178	$(51,220)

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

Per Common Share data - Basic
Income (loss) from continuing operations	$0.25	$0.90	$0.69	$(4.97)
Income (loss) from discontinued operations	(0.07)	-	(0.10)	0.01
Net income (loss) attributable to Winthrop Realty Trust	$0.18	$0.90	$0.59	$(4.96)

Per Common Share data - Diluted
Income (loss) from continuing operations	$0.25	$0.90	$0.69	$(4.97)
Income (loss) from discontinued operations	(0.07)	-	(0.10)	0.01
Net income (loss) attributable to Winthrop Realty Trust	$0.18	$0.90	$0.59	$(4.96)

Basic Weighted-Average Common Shares	21,412	15,855	21,064	15,828
Diluted Weighted-Average Common Shares	21,414	15,855	21,499	15,828

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS ANALYSIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Reconciliation of Net Income (Loss) to Funds from Operations (FFO):

Basic
Net income (loss) attributable to Winthrop Realty Trust	$3,808	$15,157	$12,589	$(78,472)
Real estate depreciation	1,569	1,637	4,583	4,984
Amortization of capitalized leasing costs	872	1,050	2,591	3,267
Real estate depreciation and amortization
of unconsolidated interests	2,245	2,155	6,646	4,210
Less: Non-controlling interest share of depreciation
and amortization	(787)	(786)	(2,371)	(2,382)
Funds from operations	7,707	19,213	24,038	(68,393)
Series C preferred dividends	(59)	-	(230)	-
Allocation of earnings to Series B-1 Preferred Shares	-	(1,202)	(22)	-
Allocation of earnings to Series C Preferred Shares	(33)	-	(189)	-
FFO applicable to Common Shares - Basic	$7,615	$18,011	$23,597	$(68,393)
Weighted-average Common Shares	21,412	15,855	21,064	15,828
FFO Per Common Share - Basic	$0.36	$1.14	$1.12	$(4.32)

Diluted
Funds from operations (per above)	$7,707	$19,213	$24,038	$(68,393)
Allocation of earnings to Series B-1 Preferred Shares (1)	-	-	(19)	-
Series B-1 Preferred Shares interest expense	-	(1,202)	-	-
FFO applicable to Common Shares	$7,707	$18,011	$24,019	$(68,393)

Weighted-average Common Shares (per above)	21,412	15,855	21,064	15,828
Stock options (2)	2	-	2	-
Convertible Series C Preferred Shares (3)	257	-	433	-
Convertible Series B-1 Preferred Shares	-	-	-	-
Diluted weighted-average Common Shares	21,671	15,855	21,499	15,828
FFO Per Common Share - Diluted	$0.36	$1.14	$1.12	$(4.32)

(1)	The Trust's Series B-1 Preferred Shares were considered anti-dilutive for the three and nine months ended September 30, 2010 and September 30, 2009.
(2)	The Trust's stock options were considered dilutive for the three and nine months ended September 30, 2010.
(3)	The Series C Preferred Shares were issued November 1, 2009 and were dilutive for the three and nine months ended September 30, 2010.

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2010	2009
Cash flows from operating activities
Net income (loss)	$13,184	$(77,821)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization (including amortization
of deferred financing costs)	5,026	5,562
Amortization of lease intangibles	2,064	3,647
Straight-lining of rental income	378	(514)
(Earnings) loss of preferred equity investments	(253)	2,843
Distributions from preferred equity investments	293	2,291
Loss of equity investments	1,328	100,201
Distributions from equity investments	3,793	1,596
Restricted cash held in escrows	1,207	(1,009)
Gain on sale of securities carried at fair value	(588)	(3,274)
Unrealized gain on securities carried at fair value	(4,280)	(14,010)
Unrealized gain on loan securities carried at fair value	(3,593)	-
Impairment loss on real estate loan available for sale	-	203
Impairment loss on real estate held for sale	2,720	-
Gain on extinguishment of debt	-	(5,682)
Provision for loss on loan receivable	-	2,152
Tenant leasing costs	(2,477)	(2,081)
Bad debt recovery	(612)	(73)
Net change in interest receivable	(236)	(171)
Net change in accounts receivable	1,844	1,110
Loan discount accretion	(6,087)	(406)
Net change in other operating assets and liabilities	771	(653)
Net cash provided by operating activities	14,482	13,911

Cash flows from investing activities
Issuance and acquisition of loans receivable	(83,572)	(15,501)
Investments in real estate	(3,003)	(1,301)
Investment in equity investments	(24,605)	(2,007)
Investment in real estate loan available for sale	-	(35,000)
Purchase of securities carried at fair value	(3,056)	(30,552)
Proceeds from preferred equity investments	-	60
Proceeds from sale of real estate loan available for sale	-	34,797
Proceeds from sale of securities carried at fair value	29,565	22,866
Proceeds from sale of available for sale securities	205	-
Proceeds from sale of loans receivable	12,876	-
Restricted cash held in escrows	(2,073)	2,647
Deposits on acquisition of loans receivable	-	-
Collection of loans receivable	14,900	10,980
Net cash used in investing activities	(58,763)	(13,011)

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, continued)
(Unaudited)

	Nine Months Ended September 30,
	2010	2009
Cash flows from financing activities
Proceeds from mortgage loans payable	$-	$49
Proceeds from loan payable	-	19,818
Payment of loan payable	-	(19,818)
Proceeds from revolving line of credit	25,450	35,000
Payment of revolving line of credit	-	(35,000)
Principal payments of mortgage loans payable	(4,994)	(4,332)
Restricted cash held in escrows	1,482	3,970
Payments of note payable	-	(9,800)
Deferred financing costs	(165)	(61)
Contribution from non-controlling interest	1,037	723
Distribution to non-controlling interest	(240)	(743)
Issuance of Common Shares under Dividend Reinvestment Plan	1,795	1,047
Issuance of Common Shares through offering	66,867	-
Dividend paid on Common Shares	(10,187)	(13,844)
Dividend paid on Series C Preferred Shares	(338)	-
Redemption of Series B-1 Preferred Shares	-	(2,000)
Net cash provided by (used in) financing activities	80,707	(24,991)

Net increase (decrease) in cash and cash equivalents	36,426	(24,091)
Cash and cash equivalents at beginning of period	66,493	59,238
Cash and cash equivalents at end of period	$102,919	$35,147

Supplemental Disclosure of Cash Flow Information
Interest paid	$10,772	$12,624
Taxes paid	$98	$124

Supplemental Disclosure on Non-Cash Investing and Financing Activities
Dividends accrued on Common Shares	$4,385	$3,965
Dividends accrued on Series C Preferrred Shares	$39	$-
Capital expenditures accrued	$1,643	$190
Redemption of Series B-1 Preferred Shares	$-	$(17,081)
Deposit on redemption of Series B-1 Preferred Shares	$-	$17,081
Transfer of preferred equity investments to equity method investments	$-	$(41,823)
Transfer of loans to equity method investments	$-	$(15,805)
Transfer to equity method investments from loans and preferred equity investments	$-	$57,628
Transfer of loan assets to investments in real estate	$8,188	$-
Transfer of loan assets to investments in lease intangibles	$2,032	$-
Transfer of investments in real estate from loan assets	$(8,188)	$-
Transfer to lease intangibles from loan assets	$(2,032)	$-

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands)
(Unaudited)

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Operating Real Estate
Land	$21,460	$20,659	20,659	$20,659
Buildings and improvements
Buildings	221,761	217,793	217,793	217,793
Building improvements	11,223	6,995	7,446	6,819
Tenant improvements	3,516	4,344	3,807	3,807
	257,960	249,791	249,705	249,078
Accumulated depreciation and amortization	(34,416)	(33,279)	(32,775)	(31,269)
Total Operating Real Estate	$223,544	$216,512	$216,930	$217,809

Accounts Receivable
Straight-line rent receivable	$8,563	$8,234	8,342	$8,941
Other	3,997	3,636	4,903	5,618
Total Accounts Receivable	$12,560	$11,870	$13,245	$14,559

Securities Carried at Fair Value
REIT Debentures	$-	$15,907	17,510	$18,794
REIT Preferred Shares	28,252	25,922	26,419	23,950
REIT Common Shares	1,641	1,925	1,599	9,650
Total Securities Carried at Fair Value	$29,893	$43,754	$45,528	$52,394

Equity Investments
Marc Realty Portfolio	$62,080	$61,000	58,070	$57,560
Sealy Ventures Properties	13,152	14,102	14,940	15,647
WRT-ROIC Riverside	7,883	7,805	-	-
PSW NYC	9,576	-	-	-
Concord Debt Holdings	-	-	-	-
CDH CDO	-	-	-	-
Total Equity Investments	$92,691	$82,907	$73,010	$73,207

Non-Controlling Interests
Westheimer (Houston, TX)	$9,521	$9,279	$9,052	$8,840
River City / Marc Realty (Chicago, IL)	2,870	2,597	2,399	2,084
Ontario / Marc Realty (Chicago, IL)	584	586	696	801
1050 Corporetum / Marc Realty ( Lisle, IL)	386	388	377	386
Deer Valley / Fenway (Phoenix. AZ)	142	-	-	-
Total Non-Controlling Interests	$13,503	$12,850	$12,524	$12,111

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands)
(Unaudited)

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Debentures	$-	$-	$11,045	$15,907	$12,183	$17,510	$13,597	$18,794
REIT Preferred shares	14,867	28,252	14,868	25,922	14,641	26,419	14,231	23,950
REIT Common shares	1,223	1,641	1,660	1,925	1,223	1,599	8,234	9,650
Total securities carried at fair value	$16,090	$29,893	$27,573	$43,754	$28,047	$45,528	$36,062	$52,394

Securities carried at fair value are comprised of REIT debentures, preferred shares, and common shares for which the Trust has elected the fair value option.

	Quarter Ended			Year to Date Period Ended
	September 30, 2010	June 30, 2010	March 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net unrealized gains	$3,071	$2,875	$1,927	$7,873	$4,802	$1,927

Net realized gains (losses)	$(185)	$78	$695	$588	$773	$695

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.

WINTHROP REALTY TRUST
SCHEDULE OF LOANS ASSETS
 (In thousands)
(Unaudited)

Loans Receivable	Acquisition Date	Asset Type	Location	Interest Rate	(000's) Carrying Amount (1) Sept 30, 2010	(000's) Par Value		Maturity Date (2)	(000's) Senior Debt (3)

B Note	Dec 2009	Hotel	Beverly Hills, CA	Libor + 1.74%	$7,163	$10,000		Aug 2011	$166,000
B Note	Dec 2009	Office	New York, NY	Libor + 1.50%	9,216	15,000		Nov 2011	81,559
Mezzanine (4)	Sep 2010	Multi Family	Meriden, CT	12.00%	550	3,500		Jan 2012	23,875
B Note	Jun 2009	Office	Phoenix, AZ	(5)	2,486	4,219		Jun 2012	3,000
B Note	Jun 2009	Office	San Francisco, CA	(6)	5,898	38,796	(7)	Jun 2013	35,000
Mezzanine	Various	Office	San Francisco, CA	15.00%	3,028	3,000		Jun 2013	73,796	(7)
Whole	Jul 2010	Multi Family	Tempe, AZ	5.88%	27,073	31,036		Jan 2015	-
Whole (8)	Jun 2010	Office	Englewood, CO	6.07%	8,439	10,031		Jul 2015	-
Mezzanine	Aug 2010	Mixed use	Shirley, NY	12.00%	251	1,497		May 2016	17,045
B Note	Jul 2010	Office	New York, NY	7.19%	9,946	11,695		Jul 2016	253,679
Mezzanine	Dec 2009	Mixed use	New York, NY	6.79%	2,430	3,500		Jul 2017	22,500
Mezzanine (9)	Various	Office	Chicago, IL	8.50%	1,484	1,484		Various	18,290
Total Loans Receivable					$77,964	$133,758

Equity Investment Loan Assets
B Note (10)	Jun 2010	Retail	Riverside, CA	12.00%	$15,756	$15,600		Dec 2012	$54,400
Mezzanine (11)	Aug 2010	Multi-Family	New York, NY	5.88%	45,000	300,000		Dec 2016	3,000,000
Total Loan Assets of Equity Investments					$60,756	$315,600

Loan Securities Carried at Fair Value
Rake Bonds	Dec 2009	Office	Burbank, CA	(12)	$4,605	$6,364		Dec 2010	$15,666
Rake Bonds	Jul 2010	Office	Costa Mesa, CA	(13)	1,804	2,273		Dec 2010	17,715
CMBS	Dec 2009	Various	Various	Libor + 1.75%	45	1,140		Jul 2012	1,496,206
Total Loan Securities Carried at Fair Value					$6,454	$9,777

(Continued on next page)

WINTHROP REALTY TRUST
SCHEDULE OF LOANS RECEIVABLE AND LOAN SECURITIES
 (In thousands, continued)
(Unaudited)

Notes to Schedule of Loan Assets

(1)	Carrying amount of loans receivable includes accrued interest of $433 and accretion of discount of $7,108 at September 30, 2010.
(2)	Maturity dates presented are after giving effect to all contractual extensions.
(3)	Senior Debt indicates debt which is secured by the underlying property which is senior to our loan.
(4)
The Trust's mezzanine loan for Newbury Apartments was subordinate to a non-performing first mortgage loan. On October 29, 2010 the Trust foreclosed on the equity interests in the property subject to the first mortgage. The Trust is negotiating with the first mortgage lender with respect to the current defaults on the mortgage loan.

(5)
The Trust holds a B Note in this loan. Interest on the B Note equals the difference between (i) interest on the entire outstanding loan principal balance ($7,219 at September 30, 2010) at a rate of 9.8375% per annum less (ii) interest payable on the outstanding principal balance of the A Note ($3,000 at September 30, 2010) at a rate of 8.0% per annum. As a result, the effective yield on the Trust’s $2,460 cash investment is 19.4%.

(6)
The Trust holds a B Note in this loan. Interest on the B Note equals the difference between (i) interest on the entire outstanding loan principal balance ($73,796 at September 30, 2010) at a rate of 6.48215% per annum less (ii) interest payable on the outstanding principal balance of the A Note ($35,000 at September 30, 2010) at a rate of 9.75% per annum. As a result, the effective yield on the Trust’s $3,410 cash investment is 40.8%.

(7)	The borrower of the 160 Spear loans has a discount purchase option of $50,000 on it’s A and B Notes of which $15,000 will go to satisfy the B Note.
(8)	The loan is in default and the Trust has commenced foreclosure. It is expected that the Trust will consummate foreclosure in the fourth quarter of 2010.
(9)	Represents tenant improvement and capital expenditure loans on our Marc Realty preferred equity investment in 180 North Michigan.
(10)	The loan asset carrying amount presented is at 100%, however Winthrop's ownership of its equity investment in WRT-ROIC LLC at September 30, 2010 is 50%.
(11)
The loan asset carrying amount presented is at 100%, however Winthrop's ownership of its equity investment in PSW NYC LLC at September 30, 2010 is 22.5%. On October 26, 2010, PSW NYC and the first mortgage lender agreed to settle their dispute and PSW NYC sold its interest in the mezzanine loans to an affiliate of the first mortgage lender for $45,000 and the matter was voluntarily dismissed. The Trust was entitled to $10,125 of the settlement payment on account of its 22.5% interest in PSW NYC.

(12)	Ranges from Libor + 0.65% to Libor + 1.60%.
(13)	Ranges from Libor + 1.39% to Libor + 1.59%.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands)
(Unaudited)

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Debt:
Mortgage loans payable	$211,773	$213,375	$214,977	$216,767
Series B-1 Preferred Shares	21,300	21,300	21,300	21,300
KeyBank line of credit	25,450	-	-	-
Total Debt	258,523	234,675	236,277	238,067

Non-Controlling Redeemable Preferred Interest:
Series C Preferred Shares	3,221	3,221	3,221	12,169

Equity:
Common Shares	295,791	228,964	227,313	217,089
Non-controlling ownership interests	13,503	12,850	12,524	12,111
Total Equity	309,294	241,814	239,837	229,200

Total Capitalization	$571,038	$479,710	$479,335	$479,436

Common Dividend Per Share
September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Cash and cash equivalents	$102,919	$37,913	$76,591	$66,493
Securities carried at fair value	29,893	43,754	45,528	52,394
Available for sale securities, net	-	-	210	203
Available under line of credit	9,550	35,000	35,000	35,000
Total Liquidity and Credit Facility	$142,362	$116,667	$157,329	$154,090

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Rents and reimbursements
Minimum rent	$8,146	$8,771	$8,960	$8,510
Deferred rents (straight-line)	330	(109)	(599)	767
Recovery income	890	746	941	472
Less:
Above and below market rents	179	168	158	(140)
Lease concessions and abatements	(247)	(86)	(86)	(197)
Total rents and reimbursements	9,298	9,490	9,374	9,412

Rental property expenses
Property operating	1,812	1,822	1,951	1,549
Real estate taxes	952	340	720	573
Total rental property expenses	2,764	2,162	2,671	2,122

Net operating income (1)
from consolidated properties	$6,534	$7,328	$6,703	$7,290

(1)	See definition of non-GAAP measure of Net Operating Income on page 22 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST AND DIVIDENDS
 (In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Interest and Dividends by Business Segment:
Loan Assets	$4,185	$1,040	$9,484	$2,247
REIT Securities	763	1,456	2,263	4,215
Total Interest and Dividends	$4,948	$2,496	$11,747	$6,462

Interest and Dividends Detail:
Interest on loan assets	$1,799	$634	$3,356	$1,841
Accretion of loan discount	2,345	406	6,087	406
Interest on loan securities	41	-	41	-
Interest and dividends on REIT securities	763	1,456	2,263	4,215
Total Interest and Dividends	$4,948	$2,496	$11,747	$6,462

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
September 30, 2010

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate

Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$3,957	Ground Lease	(1)	(1)

Denton, TX (2)	2004	100%	48,000	100%	The Kroger Co. (2010)	48,000	1,345	Land Estate (3)	(1)	(1)

Greensboro, NC	2004	100%	47,000	100%	The Kroger Co. (2017/2037)	47,000	3,243	Ground Lease	(1)	(1)

Lousiville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,325	Land Estate (3)	(1)	(1)

Memphis, TN	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	650	Land Estate (3)	(1)	(1)

Seabrook TX	2004	100%	53,000	100%	The Kroger Co. (2015/2040)	53,000	1,191	Land Estate (3)	(1)	(1)

St. Louis, MO (2)	2004	100%	46,000	100%	The Kroger Co. (2010)	46,000	847	Land Estate (3)	(1)	(1)

Subtotal Retail			349,000				13,558		(1)

The Trust has classified its Athens, Georgia; Lafayette, Louisana; Knoxville, Tennessee; and Sherman, Texas retail net leased properties, not listed above, as discontinued operations. These properties have combined square footage of approximately 187,000 and an aggregate remaining carrying amount of $3,096 on the balance sheet at September 30, 2010.

(Continued on next page )

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
September 30, 2010

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
Amherst, NY (4)	2005	100%	200,000	100%	Ingram Micro Systems (2013/2023)	200,000	$17,196	Fee	$16,222	10/2013 5.65%

Andover, MA	2005	100%	93,000	100%	PAETEC Comm. (2022/2037)	93,000	6,315	Ground Lease	6,169	03/2011 6.60%

Chicago, IL (Ontario / Marc Realty)	2005	80%	126,000	86%	The Gettys Group (2011/2016)	16,000	21,972	Fee	20,900	03/2016 5.75%
					River North Surgery (2015/ n/a)	15,000

Chicago, IL (River City / Marc Realty )	2007	60%	253,000	69%	Bally Total Fitness (2011/2021)	55,000	14,092	Fee	9,100	04/2012 6.00%
					MCI d/b/a Verizon (2019/2023)	37,000

Houston, TX	2004	8%	614,000	100%	Spectra Energy (2018/2028)	614,000	60,433	Fee	61,266	04/2016 6.37%

Indianapolis, IN (Circle Tower)	1974	100%	111,000	82%	No Tenants Over 10%	-	4,604	Fee	4,263	04/2015 5.82%

Lisle, IL	2006	100%	169,000	52%	United Healthcare (2014/ n/a)	41,000	18,785	Fee	17,026	06/2016 6.26%

Lisle, IL	2006	100%	67,000	85%	T Systems, Inc. (5) (2010/2015)	35,000	8,207	Fee	6,954	06/2016 6.26%
					ABM Janitorial (2012/2014)	11,000
					Zenith Insurance (2011)	10,000

Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,695	Fee	5,600	03/2017 5.55%

Orlando, FL	2004	100%	256,000	100%	Siemens Real Estate, Inc. (2017/2042)	256,000	14,751	Ground Lease	38,784	07/2017 6.40%

Plantation, FL	2004	100%	133,000	100%	BellSouth (2020/2035)	133,000	7,623	Land Estate (6)	(1)	(1)

South Burlington, VT	2005	100%	56,000	100%	Fairpoint Comm. (2014/2029)	56,000	2,803	Ground Lease	2,644	03/2011 6.60%

Phoenix, AZ	2010	96.5%	86,000	59%	United Healthcare (2017/2027)	42,000	8,156	Fee	-	n/a

Subtotal - Office			2,218,000				188,632		188,928

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
September 30, 2010

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate

Other
Warehouse
Jacksonville, FL	2004	100%	587,000	100%	Football Fanatics (2015/2024)	558,000	10,801	Fee	(1)	(1)

Mixed Use
Churchill, PA	2004	100%	1,008,000	100%	Viacom, Inc. (2010)	1,008,000	10,553	Ground Lease	(1)	(1)

Subtotal - Other			1,595,000				21,354		(1)
Total Consolidated Properties			4,162,000				$223,544		$211,773

(**)	Occupancy rates include all signed leases, including space undergoing tenant improvements.

(1)
Our retail properties and our properties located in Churchill, Pennsylvania, Plantation, Florida, and Jacksonville, Florida collateralized $22,844 of mortgage debt at an interest rate of LIBOR + 1.75% which matures in June 2011.

(2)	The tenant in our Denton, Texas and St Louis, Missouri retail locations has sent notification that they will not be exercising their renewal option upon expiration of current lease term.
(3)
The Trust exercised its option to acquire the land underlying six of its retail properties which were ground leased by the Trust as of September 30, 2010. The acquisition of the six land parcels was consummated on November 1, 2010 for an aggregate purchase price of approximately $4,209.

(4)
The Amherst, New York office property represents two separate buildings. The ground underlying the properties is leased to us by the local development authority pursuant to a ground lease which requires no payment. Effective October 31, 2013, legal title to the ground will vest with us.

(5)	T-Systems, Inc lease expires on December 31, 2010 and management is currently in negotiations with tenant on renewal terms.
(6)
The Trust entered into a purchase and sale agreement to acquire the land underlying the Trust’s property in Plantation, Florida which is leased to BellSouth Telecommunications through March 31, 2020. The consummation of the acquisition of land is expected to occur in the fourth quarter of 2010 at a purchase price of approximately $4,000.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED PROPERTY DATA
September 30, 2010

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investments
8 South Michigan, Chicago, IL	2005	50%	174,000	98%	No tenants over 10%	-	$7,149	Ground Lease	$3,944	08/2011 6.87%

11 East Adams, Chicago, IL	2005	49%	161,000	77%	IL School of Health (2015/2020)	28,700	3,273	Fee	9,999	08/2011 Libor + 2%

29 East Madison, Chicago, IL	2005	50%	235,000	90%	Computer Systems Institute (2020/2030)	25,000	7,820	Fee	11,285	05/2013 5.20%

30 North Michigan, Chicago, IL	2005	50%	221,000	92%	No tenants over 10%	-	11,855	Fee	13,187	08/2014 5.99%

223 West Jackson, Chicago, IL	2005	50%	168,000	57%	No tenants over 10%	-	7,356	Fee	7,899	06/2012 6.92%

4415 West Harrison, Hillside, IL (High Point)	2005	50%	192,000	68%	North American Medical Mgmt (2015/2020)	20,400	6,147	Fee	4,742	12/2017 5.62%

2000-60 Algonquin, Shaumburg, IL (Salt Creek)	2005	50%	101,000	66%	No tenants over 10%	-	2,299	Fee	(2)	02/2013 Libor + 2.75%

1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	84%	No tenants over 10%	-	4,222	Fee	5,775	09/2015 Libor + 3%

2720 River Rd, Des Plains, IL	2005	50%	108,000	94%	No tenants over 10%	-	4,177	Fee	2,617	10/2012 6.095%

3701 Algonquin, Rolling Meadows IL	2005	50%	193,000	82%	ISACA (2018/2024)	26,100	2,956	Fee	10,415	02/2013 Libor + 2.75%
					Relational Funding (2013/ n/a)	27,400

2205-55 Enterprise, Westchester, IL	2005	50%	130,000	93%	Consumer Portfolio (2014/2019)	18,900	3,062	Fee	(2)	02/2013 Libor + 2.75%

900-910 Skokie, Northbrook, IL (Ridgebrook)	2005	50%	119,000	78%	MIT Financial Group (2016/ n/a)	12,600	1,764	Fee	5,424	02/2011 Libor + 2%

Subtotal - Marc Realty Portfolio			1,977,000				62,080		86,966

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED PROPERTY DATA (Continued)
September 30, 2010

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Sealy Venture Properties - Equity Investments
Atlanta, GA (3) (Northwest Atlanta)	2006	60%	472,000	75%	Original Mattress (2020/2025)	57,000	$2,648	Fee	$28,750	01/2012 5.7%

Atlanta, GA (4) (Newmarket)	2008	68%	470,000	67%	Alere Health (2011/ n/a)	76,000	7,091	Fee	37,000	11/2016 6.12%

Nashville, TN (5) (Airpark)	2007	50%	1,155,000	88%	No tenants over 10%	-	3,413	Fee	74,000	05/2012 5.77%

Subtotal - Sealy Venture Properties			2,097,000		(Northwest Atlanta)		13,152		139,750

Riverside Plaza Loan Asset- Equity Investment
WRT-ROIC Riverside LLC (6)	2010	50%					7,883		-

Peter Cooper Village / Stuyvesant Town Loan Asset -Equity Investment
PSW New York LLC (7)	2010	22.5%					9,576		-

Total Equity Investment Properties			4,074,000				$92,691		$232,038

(**)	Occupancy rates include all signed leases including space undergoing tenant improvements

(1)	Debt balance shown represents 100% of the debt encumbering the properties.
(2)	Both the 2000-60 Algonquin and 2205-55 Enterprise Road Marc Realty properties are cross collateralized by a mortgage of $11,679 which is included in total debt balance.
(3)	Equity investment in Sealy Northwest Atlanta consists of 12 flex/office properties
(4)	Equity investment in Sealy Newmarket consists of six flex/office campus style properties
(5)	Equity investment in Sealy Airpark consists of 13 light distribution and service center properties.
(6)
On June 28, 2010 the Trust entered into a 50%-50% joint venture with Retail Opportunity Investment Corp. (“ROIC”). The new joint venture entity was formed and funded by its members concurrent with its purchase of the Riverside Plaza loan.

(7)
On August 6, 2010 the Trust entered into a venture, PSW NYC LLC, which was formed to purchase the Peter Cooper Village / Stuyvesant Town mezzanine loans. On October 26, 2010, PSW NYC and the first mortgage lender agreed to settle their dispute and PSW NYC sold its interest in the mezzanine loans to an affiliate of the first mortgage lender for $45,000 and the matter was voluntarily dismissed. The Trust was entitled to $10,125 of the settlement payment on account of its 22.5% interest in PSW NYC.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - OPERATING SUMMARY
Nine Months ended September 30, 2010
(In thousands, except for Number of Properties and Square Footage)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Impair-ment	Depreciation & Amortization	(Income)Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	7	349,000	$1,351	$23	$-	$1,328	$-	$-	$47	$-	$1,281
Office	100.0%	8	1,085,000	10,504	2,299	499	7,706	4,444	-	3,037	-	225
Other	100.0%	2	1,595,000	3,319	417	11	2,891	-	-	325	-	2,566
		17	3,029,000	15,174	2,739	510	11,925	4,444	-	3,409	-	4,072
Partially Owned Consolidated Properties
Chicago, IL (Ontario/Marc Realty)	80.0%	1	126,000	3,555	1,048	630	1,877	925	-	843	22	87
Chicago, IL (River City/Marc Realty)	60.0%	1	253,000	2,853	1,521	522	810	461	-	570	(88)	(134)
Houston, TX (Multiple LP's)	8.0%	1	614,000	5,909	8	-	5,901	2,989	-	2,095	681	136
Lisle, IL (Marc Realty)	60.0%	1	54,000	655	241	55	359	245	-	114	1	-
Phoenix, Arizona (Deer Valley / Fenway)	96.5%	1	86,000	16	28	295	(307)	-	-	61	(21)	(347)
		5	1,133,000	12,988	2,846	1,502	8,640	4,620	-	3,683	595	(258)
KeyBank mortgage loan interest expense (2)		-	-	-	-	-	-	532	-	-	-	(532)
Total Consolidated Properties		22	4,162,000	$28,162	$5,585	$2,012	$20,565	$9,596	$-	$7,092	$595	$3,282
Series B-1 Preferred interest expense (3)								1,172
Other								358
Total								$11,126

(1)	See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 22 of the supplemental package.
(2)	Represents interest expense on a mortgage loan made by KeyBank collateralized by our retail properties, our Churchill, Pennsylvania; Orlando, Florida; and Plantation, Florida properties.
(3)	Represents interest expense (dividends) on our Series B-1 Preferred Shares treated as debt for GAAP purposes.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - OPERATING SUMMARY
Nine Months ended September 30, 2010
 (In thousands, except for Number of Properties and Square Footage)

Venture	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (2)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT' S Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	12	1,977,000	30,515	12,501	4,446	13,568	3,544	635	7,228	3,431	1,710
Sealy Venture Portfolio	3	2,097,000	12,457	2,483	1,341	8,633	6,241	(751)	5,008	(3,367)	(1,972)
Total Equity Investment Properties	15	4,074,000	$42,972	$14,984	$5,787	$22,201	$9,785	$(116)	$12,236	$64	(262)

Amortization of Marc Realty Portfolio basis differential (1)											(216)
WRT-ROIC Riverside - Winthrop's share of net income from equity investment											239
PSW NYC - Winthrop's share of net loss from equity investment											(1,089)
Equity in loss of equity investments											$(1,328)

(1)
This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities.  The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

(2)	See definition of Net Operating Income on page 22 of the supplemental package.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Nine Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	September 30,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

NOI from consolidated properties (1), (4)	$20,565	$6,534	$7,328	$6,703	$7,290

Less:
Interest expense	(9,596)	(3,196)	(3,207)	(3,193)	(3,377)
Depreciation and amortization	(7,092)	(2,393)	(2,385)	(2,314)	(2,599)
Impairment loss on investments in real estate	-	-	-	-	(10,000)
Income attributable to non-controlling interest	(595)	(175)	(175)	(245)	(366)
WRT share of income (loss) from consolidated properties (2), (4)	3,282	770	1,561	951	(9,052)

Equity in loss of equity investments (3)	(1,328)	(409)	(392)	(527)	(2,891)

Add:
Earnings from preferred equity investments	253	85	85	83	-
Interest and dividend income	11,747	4,948	3,590	3,209	874
Gain on sale of securities carried at fair value	588		78	695	2,142
Gain on extinguishment of debt	-	-	-	-	1,164
Unrealized gain on loan securities carried at fair value	3,593	581	3,625	-	-
Unrealized gain on securities carried at fair value	4,280	2,490	-	2,540	3,852
Interest income	94	17	40	37	27
State and local tax refunds	-	-	-	-	54
Income from discontinued operations	-	-	-	210	663

Less:
Series B-1 Preferred interest expense	(1,172)	(390)	(391)	(391)	(474)
General and administrative	(6,123)	(2,300)	(1,916)	(1,907)	(2,166)
State and local tax expense	(107)	(7)	(85)	(15)	-
Unrealized loss on loan securities carried at fair value	-	-	-	(613)	-
Unrealized loss on securities carried at fair value	-	-	(750)	-	-
Loss on sale of securities carried at fair value	-	(185)	-	-	-
Interest expense - other	(358)	(223)	(68)	(67)	(68)
Series C Preferred interest	(230)	(59)	(58)	(113)	(147)
Loss on discontinued operations	(2,160)	(1,569)	(801)	-	-
Net income (loss) attributable to Common Shares	$12,359	$3,749	$4,518	$4,092	$(6,022)

(1)	See detail for the three months ended September 30, 2010 on Page 12 of the supplemental package.
(2)	See detail for the nine months ended September 30, 2010 on Page 19 of the supplemental package.
(3)	See detail for the nine months ended September 30, 2010 on Page 20 of the supplemental package.
(4)	See definitions for non-GAAP measures on page 22 of the supplemental package.

WINTHROP REALTY TRUST
DEFINITIONS

Funds From Operations (FFO):

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs.  Management believes that FFO and FFO per diluted share are helpful to investors as supplemental performance measures because these measures exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows.  FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  In addition to FFO, the Company also discloses FFO before certain items that affect comparability.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, the Company believes it provides a meaningful presentation of operating performance

Net Operating Income (NOI):

Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Income / (Loss) from Consolidated Properties:

Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Investor Information

Transfer Agent	Investor Relations

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries:
Investor Centre™ website at www.computershare.com/investor
Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

Research Coverage

Analyst	Firm	Contact Information

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347 jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Jeffrey S. Langbaum	Barclays Capital	(212) 526-0971 jeffrey.langbaum@barcap.com